NICHOLAS | APPLEGATE® Institutional Funds

Supplement dated May 27, 2009

to the Class I, II, III, IV & R Shares Prospectuses

and Statement of Additional Information

dated August 1, 2008

Effective immediately, the International All Cap Growth Fund changes its name to the International Growth Fund.  The Fund continues to invest in a diversified portfolio of equity securities of companies primarily located in developed non-U.S. markets.